UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

IDENTIV, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2025

Dear Stockholder:

Our 2025 Annual Meeting of Stockholders of Identiv, Inc. will be held virtually on Tuesday, June 10, 2025 at 8:00 a.m., Pacific Time. Stockholders of record will be able to attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/INVE2025 and using the 16-digit control number included in the proxy materials.

The Notice of 2025 Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter.

Your vote is very important regardless of the number of shares that you own and we encourage you to vote promptly. After reading the Proxy Statement, please promptly vote your shares via a toll-free telephone number or over the Internet. Alternatively, you may vote your shares by marking and signing a proxy card as provided in the proxy materials. Stockholders may also attend the meeting virtually and vote at that time. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We thank you for your continued support.

Sincerely yours,

/s/ James E. Ousley

James E. Ousley

Chairman of the Board

IDENTIV, INC.

1900-B Carnegie Avenue

Santa Ana, California 92705

NOTICE OF

2025 ANNUAL MEETING OF STOCKHOLDERS

June 10, 2025

TO OUR STOCKHOLDERS:

The 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Identiv, Inc., a Delaware corporation (the “Company”), will be held virtually on Tuesday, June 10, 2025, at 8:00 a.m., Pacific Time. Stockholders of record will be able to attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/INVE2025 and using the 16-digit control number included in their Notice of Internet Availability of Proxy Materials or proxy card. We are holding this Annual Meeting for the following purposes:

1.
To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the Board of Directors;
2.
To elect two Class II director nominees to serve for a one-year term expiring at the annual meeting of stockholders in 2026 (if Proposal 1 is approved) or a three-year term expiring at the annual meeting of stockholders in 2028 (if Proposal 1 is not approved), in each case, to hold office until their respective successors have been elected and qualified, or upon their earlier death, resignation or removal;
3.
To approve an amendment to the Company’s Certificate of Incorporation to provide for officer exculpation and make other non-substantive, ministerial changes;
4.
To approve the compensation of the Company’s named executive officers, on a non-binding advisory basis (“Say on Pay”);
5.
To ratify the appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and
6.
To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors recommends that you vote “FOR” the approval of each of the nominees and the proposals outlined above and as more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on April 14, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The accompanying Proxy Statement is being made available to our stockholders on April 30, 2025.

By Order of the Board of Directors of

Identiv, Inc.

/s/ James E. Ousley

James E. Ousley

Chairman of the Board

Santa Ana, California

April 30, 2025

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED IN THE PROXY MATERIALS. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please vote your shares via telephone or the Internet, as described herein and in the proxy materials, to assure that your shares are represented at the meeting, or, mark and sign the proxy card and return it in the postage-paid envelope. If you attend the virtual meeting, you may choose to vote at that time even if you have previously voted your shares.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held virtually on June 10, 2025.

The Proxy Statement and Annual Report are available at

www.proxyvote.com

IDENTIV, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

June 10, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Identiv, Inc. (the “Company”) is furnishing this Proxy Statement to you in connection with the solicitation of proxies for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Tuesday, June 10, 2025, at 8:00 a.m., Pacific Time, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of Annual Meeting. References in this Proxy Statement to the “Company,” “we,” “our,” “us” or “Identiv” are to Identiv, Inc.

Copies of the Notice of Internet Availability of Proxy Materials are expected to be mailed on or about April 30, 2025 to stockholders of record as of the Record Date (as defined below).

Record Date

Our Board of Directors has fixed the close of business on April 14, 2025 as the record date (the “Record Date”) for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Shares Outstanding

On the Record Date, 23,575,004 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol INVE.

Quorum

The holders of one-third (1/3) of the outstanding shares of our common stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as described below) will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business.

Voting and Vote Required

Each stockholder of record on the Record Date will be entitled to one vote per share of common stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting.

Directors are elected by a plurality of the votes cast, such that the Class II nominees receiving the highest number of shares voted “FOR” their election will be elected. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominee. No stockholder will be entitled to cumulative votes at the Annual Meeting for the election of any members of our Board of Directors.

The approval of each of Proposals 1 and 3 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposals 1 and 3.

The approval of each of Proposals 4 and 5 requires the affirmative vote of a majority of the votes cast, meaning the number of shares voted “FOR” each of Proposals 4 and 5 exceeds the number of shares voted “AGAINST” each such proposal. Abstentions and broker non-votes (if any) will have no effect on the approval of Proposal 4 or 5. The vote on each of Proposals 4 and 5 is advisory and therefore is not binding on the Company, the Board of Directors, or any committees of the Board of Directors.

Generally, brokers, banks or other nominees have discretionary voting authority to vote on proposals considered “routine” under stock exchange rules, such as the ratification of the appointment of our independent auditor. A “broker non-vote” occurs when a broker, bank or other nominee submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because the beneficial owner did not provide voting instructions on such “non-routine” matters. Except for Proposal 5, all other proposals to be voted on at the Annual Meeting are expected to be considered “non-routine” items for which brokers, banks and other nominees do not have discretionary voting power and, therefore, broker non-votes may exist with respect to these “non-routine” proposals.

Voting Procedures

For Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC, you are considered the “stockholder of record” with respect to those shares. Shares held in your name as the stockholder of record may be voted electronically at the Annual Meeting by visiting www.virtualshareholdermeeting.com/INVE2025 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials or proxy card. If you have already voted previously by Internet, telephone or mail, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

You may vote by proxy as follows:

•
Internet. You may submit a proxy over the Internet by following the instructions provided in the proxy materials.
•
Telephone. You may submit a proxy over the telephone by following the instructions provided in the proxy materials.
•
Mail. You may submit a proxy by mail by completing, signing and returning the separate proxy card in the prepaid and addressed envelope included with the proxy materials.

Proxies submitted via the Internet or over the telephone must be received by 11:59 p.m., Eastern Time on June 9, 2025.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their judgment. Stockholder votes will be tabulated by a representative of Broadridge Financial Solutions, Inc.

For Beneficial Owners

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or other nominee will provide instructions on how to vote the shares beneficially owned by you. Because a beneficial owner is not a stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that holds your shares, giving you the right to vote those shares at the virtual Annual Meeting. If you wish to attend the virtual Annual Meeting and vote, you will need to contact your broker, bank or other nominee to obtain a legal proxy.

Brokers, banks, and other nominees are entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial holder of those shares, but, absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on non-routine matters, such as the election of directors, the approval of charter amendments, and the approval of the advisory resolution on Say on Pay. Consequently, if you do not give your broker, bank or other nominee specific instructions, your shares may not be voted on the non-routine matters. Please instruct your bank, broker or other nominee so your vote can be counted on all proposals.

Solicitation of Proxies

The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders. The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms, banks and other persons representing the beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

Revocability of Proxies

If you are a stockholder of record, your proxy is revocable at any time before it is voted at the Annual Meeting by:

•
delivering to the Secretary of the Company a written notice of revocation;
•
signing another proxy card bearing a later date and returning it to us prior to the Annual Meeting;
•
submitting a new proxy via the Internet or over the telephone after the date of your earlier submitted proxy; or
•
attending the virtual Annual Meeting and voting thereat.

Attendance at the meeting will not by itself revoke a previously granted proxy.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions regarding how to change your vote.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2024, which is being made available to stockholders with or preceding this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

We make all of our filings with the Securities Exchange Commission (the “SEC”) available free of charge on our website, www.identiv.com, including our proxy statements, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act.

We will also provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, this Proxy Statement, and the related proxy card. Requests for copies may be made in writing directed to Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Investor Relations, by telephone at (657) 356-8384, or by e-mailing us at IR@identiv.com.

Householding

We have adopted a process for mailing our proxy materials called “householding” which has been approved by the SEC. Householding means that stockholders who share the same address will receive only one copy of our proxy materials, unless we receive contrary instructions from any stockholder at that address. We will continue to mail separate proxy cards to each stockholder of record, to the extent requested.

If you are a stockholder of record at a shared address to which a single copy of proxy materials was delivered and you prefer to receive multiple copies of our proxy materials at the same address, additional copies will be provided to you upon request. For future deliveries, stockholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, you can request a single copy of the proxy materials for future deliveries. To make a request, please contact us by writing to Identiv, Inc., Attn: Justin Scarpulla, Secretary, 1900-B Carnegie Avenue, Santa Ana, California 92705, by calling (657) 356-8384, or e-mailing us at IR@identiv.com. We have undertaken householding to reduce paper waste, printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of our proxy materials or you may request householding by notifying your broker, bank or other nominee.

Stockholder Proposals for 2026 Annual Meeting of Stockholders

Assuming a mailing date of April 30, 2025, stockholder proposals submitted for inclusion in our proxy materials for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Secretary, by December 31, 2025.

Pursuant to our amended and restated bylaws (as amended and/or restated, “Bylaws”), stockholders who wish to submit a proposal (including a director nomination) at the 2026 annual meeting of stockholders that is not to be included in our proxy materials must notify the Company in the manner required by our Bylaws not earlier than January 30, 2026 and not later than March 1, 2026. However, if the date of the 2026 annual meeting of stockholders is moved more than 30 days before or after the anniversary of the Annual Meeting, notice by a stockholder must be received by us not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Notice must be delivered to the Secretary of the Company and must be received by the Company.

Under our Bylaws, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the Company. The notice period for submissions of stockholder director nominees to be included in the 2026 proxy materials is not less than 60 calendar days nor more than 90 calendar days before the one-year anniversary of the date on which we first mailed our proxy materials for the Annual Meeting. However, if the date of the 2026 annual meeting of stockholders is moved more than 30 days before or after the anniversary of the Annual Meeting, the Company’s advance notice procedure requires that such proposal must be received by us not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

In addition to satisfying the applicable advance notice provisions in our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Notice must be delivered to the Secretary of the Company and must be postmarked or transmitted electronically no later than April 13, 2026; provided, however, that if the date of the 2026 annual meeting of stockholders is changed by more than 30 calendar days from the date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting was made.

If a stockholder fails to comply with the applicable procedures and requirements of our Bylaws or the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth therein, then any proposal or nomination submitted thereby will not be submitted to the stockholders for a vote at our 2026 annual meeting of stockholders. Our Bylaws have been publicly filed with the SEC.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY

THE BOARD OF DIRECTORS

We are asking stockholders to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to phase out the classified Board of Directors, such that the Board of Directors is fully declassified by the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) (such amendment, the “Declassification Amendment”). The Board of Directors has unanimously adopted, approved and declared advisable the Declassification Amendment and recommends that stockholders approve the Declassification Amendment.

Proposed Amendment

Article IX of the Certificate of Incorporation currently provides that the Board of Directors shall be divided into three classes as nearly equal in size as possible, with members of each class of directors serving a three-year term. The current terms of our director classes expire as follows: Class I at the 2026 Annual Meeting; Class II at the Annual Meeting; and Class III at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”). If the Declassification Amendment is approved and becomes effective, (i) the Class II director nominees elected at the Annual Meeting will serve a one-year term until the 2026 Annual Meeting and (ii) the Class I and Class III directors have agreed to stand for re-election to one-year terms at the 2026 Annual Meeting. Accordingly, the classified structure of our Board of Directors will terminate at the 2026 Annual Meeting, and at such meeting and at each annual meeting of stockholders thereafter, all directors will stand for election for one-year terms. In addition, if the Declassification Amendment becomes effective, directors appointed to vacant or newly created directorships will serve for terms expiring at the next annual meeting of stockholders following their appointment as directors.

Because our Board of Directors is currently classified, the Certificate of Incorporation provides that directors may be removed only for cause, consistent with Delaware law. If approved, the Declassification Amendment would provide that any director serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause, and all other directors shall be removable either with or without cause.

The Board of Directors, with assistance from the Nominating Committee, reviews matters related to the size, structure, composition and functioning of the Board. As part of these reviews, the Board has considered arguments in support of annual director elections and classified boards. Many stockholders and other commentators believe that electing all directors annually is a sound corporate governance practice. Annual voting allows stockholders to express their views on the individual performance of each director and on the entire board of directors more frequently than with a classified board structure, which provides stockholders with a more active role in shaping and implementing corporate governance policies. The Board of Directors also considered the benefits of retaining a classified board structure. A classified structure may be viewed to help promote stability and continuity of leadership, and to achieve value for stockholders in the event of an unsolicited takeover bid by allowing the board to negotiate on their behalf without the threat of imminent removal of a majority of board members. In addition, under Delaware law, directors of companies with a classified board structure may be removed only for cause unless the certificate of incorporation provides otherwise. By contrast, directors of companies without a classified board may be removed with or without cause. Our Board of Directors also considered that if our Board is declassified, it would be easier for one or more stockholders holding a large number of shares, whether a long-term stockholder or one that accumulates a large position in or for a short period of time, to replace our entire Board at once.

After careful consideration, taking into account the factors described above and corporate governance best practices, the Board has determined that the Declassification Amendment is advisable and in the best interests of the Company and its stockholders.

If the Declassification Amendment is approved, the Class II nominees elected at the Annual Meeting will serve for a one-year term, rather than a three-year term, and hold office until their successors have been elected and qualified, or upon their earlier death, resignation or removal. If the Declassification Amendment is not approved by our stockholders, then the Board of Directors will remain classified, the Class II nominees will be elected for a term expiring at the 2028 annual meeting of stockholders (the “2028 Annual Meeting”) and the Class I and Class III directors will serve the remainder of the respective three-year terms.

If approved and effected, the Declassification Amendment would amend current Article IX in the Certificate of Incorporation as set forth on Appendix A to this Proxy Statement (with additions shown as underlined and deletions shown as strike-outs), and the Company encourages stockholders to review the full text of such amendment. The general description of the Certificate of Incorporation and the Declassification Amendment set forth herein is qualified in its entirety by reference to the text of Appendix A.

Effectiveness of the Proposed Amendment

Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement. If the Declassification Amendment is approved by stockholders at the Annual Meeting, then we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Declassification Amendment, which will become effective upon filing. We expect to make this filing before the vote is taken to elect directors at the Annual Meeting so that the Declassification Amendment would be effective when the vote is taken to elect the Class II directors at the Annual Meeting. However, the Board of Directors retains the discretion to abandon and not implement the Declassification Amendment at any time before it becomes effective. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this Proxy Statement that are approved by our stockholders.

Related Amendments to Our Bylaws

The Board of Directors has also approved and adopted amendments to our Bylaws to implement conforming, clarifying and updating changes to supplement the Declassification Amendment (the “Conforming Amendments”). The effectiveness of the Conforming Amendments is contingent upon the effectiveness of the Declassification Amendment. If the Declassification Amendment is not approved, the Conforming Amendments will not take effect.

Related Amendment to Our Corporate Governance Guidelines

In connection with its consideration of the Declassification Amendment and its ongoing review of corporate governance best practices, the Board of Directors amended the Company’s Corporate Governance Guidelines to provide that the Board of Directors shall nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective if (i) a majority of the votes cast for the director are marked “against” or “withheld” at the next annual meeting at which the nominee faces re-election and (ii) the Board accepts such resignation. If such director’s resignation is accepted by our Board of Directors, then our Board of Directors, in its sole discretion, may fill the resulting vacancy or may decrease the size of our Board of Directors. This amendment to the Corporate Governance Guidelines became effective prior to, and shall apply in respect of, the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote thereon will be required to approve this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the Declassification Amendment.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The number of authorized directors is six. Our Certificate of Incorporation currently provides that our Board of Directors is divided into three classes with staggered three-year terms. Two directors serve in Class I (whose terms expire at the 2026 Annual Meeting), two directors serve in Class II (whose terms expire at the Annual Meeting), and two directors serve in Class III (whose terms expire at the 2027 Annual Meeting). Notwithstanding the foregoing, as further explained in Proposal 1, if Proposal 1 is approved by stockholders, our Certificate of Incorporation will be amended to eliminate our classified Board of Directors structure, and all members of our Board of Directors will be elected at the Company’s 2026 Annual Meeting and at each annual meeting thereafter will serve one-year terms.

Unless otherwise instructed, the proxy holders named in the proxy card will vote the proxies received by them for Ms. Angelini and Mr. Ousley, who currently serve as Class II directors. In the event that the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holder named in the proxy card will be voted for any nominee who is subsequently designated by the Board of Directors to fill the vacancy. We do not expect, however, that the nominees will decline to serve as directors at the Annual Meeting, as they have agreed to serve if elected.

The nominees for Class II directors receiving the highest number of votes will be elected as Class II directors. If Proposal 1 is approved, the nominees for Class II directors elected at the Annual Meeting will serve for a one-year term expiring at the 2026 Annual Meeting and shall hold office until their respective successors have been elected and qualified, or upon their earlier death, resignation or removal. If Proposal 1 is not approved, the nominees for Class II directors elected at the Annual Meeting will serve for a three-year term expiring at the 2028 Annual Meeting and shall hold office until their respective successors have been elected and qualified, or upon their earlier death, resignation or removal.

Set forth below is information as of April 14, 2025 about the nominees and each of the current directors who will continue in office following the Annual Meeting:

Name	Age	Position	Director Since
CLASS I DIRECTORS
Miguel A. Lopez	65	Director	2025
Kirsten F. Newquist	58	Director, Chief Executive Officer	2024

CLASS II NOMINEES
Laura Angelini	61	Director Nominee	2022
James E. Ousley	79	Director Nominee and Chairman	2014

CLASS III DIRECTORS
Gary Kremen	61	Director	2014
Richard E. Kuntz, M.D.	68	Director	2022

Class II Nominees

Laura Angelini has served as a director of the Company since October 2022. Ms. Angelini served as General Manager of the Renal Care Global Business Unit at Baxter International Inc. (NYSE: BAX), a healthcare company, from October 2016 to July 2021. Prior to that, Ms. Angelini served in various roles at Johnson & Johnson (NYSE: JNJ), a healthcare company, from July 1991 to September 2016, including as President of North America and Global Franchise Development of Vision Care from 2013 to 2016, Vice-President of Global Strategic Marketing of Ethicon from 2012 to 2013, and Vice President of Medical Devices & Diagnostics of Eastern Europe from 2010 to 2011. Over the course of her career, Ms. Angelini scaled businesses across global functions, led strategy design for profitability and market-leading performance, and created innovation strategies for digital transformation in healthcare and medical devices. Ms. Angelini currently serves as a member of the board of directors of Knowles Corporation (NYSE: KN), a global provider of specialty electronic components, Technimark LLC, a manufacturer of injection-molded packaging and components, DCC plc, a sales, marketing and support services group, and as a member of the board of trustees of Jacksonville University. Ms. Angelini received a bachelor’s degree from University La Sapienza, Rome Italy. Ms. Angelini brings to the Board of Directors substantial knowledge and experience in the healthcare industry, an important vertical for the Company’s growth strategy, scaling growth businesses, and driving commercialization of innovative technology solutions. Ms. Angelini’s experience in managing global operations for large, multinational healthcare companies and integrating leading-edge technology into their operational processes makes her a valuable addition to our Board of Directors.

James (“Jim”) E. Ousley has served as the Chairman of the Board since September 2015 and as a director of the Company since July 2014. Mr. Ousley has more than 40 years of experience leading global technology and telecommunications organizations. In February 2025, he became Chief Executive Officer and President of Vitech, Inc., an insurance industry software, services and SaaS provider. Since July 2014, he has served as Senior Operating Managing Partner at CVC Growth Capital, a private equity and investment advisory firm. Previously, Mr. Ousley served as the Chief Executive Officer at Savvis, Inc., a provider of information technology services, from March 2010 to April 2013. Savvis was acquired by Lumen Technologies (formerly CenturyLink), where he served as Chief Executive Officer of Savvis and President of Enterprise Markets Group, which is now CenturyLink Technology Solutions, a global leader in cloud and managed solutions. Prior to Savvis, Mr. Ousley served as President and Chief Executive Officer of Vytek Wireless, Inc., a provider of wireless and mobile computing solutions, which was acquired by CalAmp, Inc., President and Chairman of Syntegra (USA), a division of BT Group plc (formerly British Telecommunications plc), a telecommunications holding company, and President and Chief Executive Officer of Control Data Systems, a technology company which was acquired by BT Group plc. Mr. Ousley has also held various executive management positions with Control Data Corporation, a mainframe and supercomputer firm. Mr. Ousley currently serves on the board of directors of Vitech, Inc., Global Cloud Xchange, Inc. (GCX), a provider of network services, Chayora Limited, an infrastructure developer and data center operator, and Health First Foundation - Northern Arizona, a healthcare fundraising foundation, and previously served on the board of directors of Omada, Inc., Skybox Security, Inc., Integra, Inc., Datalink, Inc., Savvis, Inc., ActivIdentity Corporation, Control Data Systems, Inc., Pacnet, Inc., Peak10, Bell Microproducts Inc., and other technology and network companies. Mr. Ousley brings to the Board of Directors his many years of experience as an executive officer of global technology companies. Mr. Ousley's significant knowledge of publicly listed global technology and telecommunications organizations and their customers, as well as his knowledge of cloud-based technology solutions and their commercialization, and extensive experience in corporate finance, private equity, mergers, acquisitions and value creation of technology growth companies, make him a valuable addition to our Board of Directors.

Class I Directors

Miguel (“Mick”) A. Lopez has served as a director of the Company since April 2025. Mr. Lopez currently serves on the board of directors of Zeekr Group (NYSE: ZK), a global electric vehicle company, and GoPro, Inc. (Nasdaq: GPRO), a consumer electronics and camera technology company. From June 2020 to November 2024, he served as Chief Financial Officer at Ribbon Communications (Nasdaq: RBBN), a provider of communications software and network solutions. Prior to that, Mr. Lopez served as Chief Financial Officer at Vista Outdoor Inc. (NYSE: VSTO), a designer and manufacturer of outdoor sports and recreation products, from April 2018 to May 2020, Veritas Technologies LLC, an enterprise data management software company, from February 2016 to July 2017, and Harris Corporation (currently L3 Harris Technologies, Inc. (NYSE: LHX)), a defense and communications technology company, from February 2014 to January 2016, and Aricent Group, a global engineering services company, from November 2011 to January 2014.Mr. Lopez has also held senior financial leadership roles at Cisco Systems, Inc. (Nasdaq: CSCO), a global networking and IT company, Tyco Fire & Security, a security and fire protection company, and International Business Machines Corporation (IBM) (NYSE: IBM), a multinational technology and consulting company. Mr. Lopez received his MBA from The University of Chicago and his BSBA from Georgetown University. He is a Certified Public Accountant (retired) in the State of Florida. Mr. Lopez brings to the Board of Directors his decades of strategic and financial expertise, his extensive experience in mergers and acquisitions, and his strong background in corporate governance. Mr. Lopez’s financial expertise and experience balancing growth, profitability, and capital decisions while navigating complex regulatory, risk, and macroeconomic challenges make him a valuable addition to our Board of Directors.

Kirsten F. Newquist has served as the Company’s Chief Executive Officer and as a director of the Company since September 2024. Prior to that, from April 2024 to September 2024, she served as the Company’s President, IoT Solutions. Prior to joining the Company, she held increasingly senior roles at Avery Dennison Corporation (NYSE: AVY), a global materials science and digital identification solutions company, including as Global Vice President, Global Healthcare and Product Line Management at Avery Dennison Smartrac from October 2022 to September 2023, Global Vice President/General Manager at Avery Dennison Medical from June 2016 to October 2022, Vice President, Global Business Development at Avery Dennison Medical from June 2011 to June 2016, and Director of New Growth Platforms at Avery Dennison Corporation from May 2007 to June 2011. Prior to Avery Dennison, Ms. Newquist served as a Director at Copia Associates LLC, a private investment firm, from March 2005 to May 2007. From August 2001 to January 2005, Ms. Newquist served as Vice President, Corporate Development at Ancora Management Group, a mail services company that was acquired by Pitney Bowes Inc. (NYSE: BPI), a global shipping and mailing company, in November 2004. She also served as Director of Project Management at Iwerks Entertainment, a designer and manufacturer of software-based entertainment attractions, from January 1990 to August 1996. Ms. Newquist holds a B.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Anderson School at University of California, Los Angeles. Ms. Newquist brings to the Board of Directors her insights into our business and her experience as our Chief Executive Officer and her many years of experience in corporate strategy, general management, and business development for Fortune 500 companies. Ms. Newquist’s significant experience in executive management, strategic planning, product marketing, new product development, project management, and global sales and marketing makes her a valuable addition to our Board of Directors.

Class III Directors

Gary Kremen has served as a director of the Company since February 2014. Mr. Kremen is an entrepreneur and has been an investor in over 100 private technology companies, private equity funds and venture capital funds. Companies he has founded or co-founded include Match.com (now Match Group), one of the world’s largest dating websites, Clean Power Finance (now Spruce Finance), a leading white-label residential solar finance company as well as Pace Avenue, a customer acquisition firm marketing renewable energy and energy efficiency solutions to low and moderate income households. Mr. Kremen is credited as the primary inventor on a 1995-filed patent for dynamic web pages as well as four other issued patents. Mr. Kremen serves as a board member and/or principal or managing partner to several private companies, including CapGain Solutions, a provider of financial services, and Voter.vote, a political outreach software company. Previously, Mr. Kremen served on the board of directors of Water Assurance Partners, LLC, a provider of agriculture water services, as well as several non-profit entities, including the Santa Clara Valley Water District, San Luis & Delta-Mendota Water Authority, San Francisquito Creek Joint Powers Authority, Delta Conveyance Finance Authority, and the University of California Merced Foundation. He holds two B.S. degrees: one in Electrical Engineering and the other in Computer Science, both from Northwestern University, as well as an M.B.A. from the Stanford University Graduate School of Business. Mr. Kremen brings to the Board of Directors his significant experience as a technology entrepreneur and strong expertise in corporate finance. His expertise with emerging technology companies, his knowledge of corporate finance and public markets, and his experience as a technology investor and connections to the investment community make him a valuable addition to our Board of Directors.

Richard E. Kuntz, M.D. has served as a director of the Company since October 2022. Dr. Kuntz has served as Senior Vice President, Chief Medical and Scientific Officer of Medtronic plc, a medical device company, from January 2015 to May 2022, and of Medtronic, Inc. from August 2009 to December 2014. Prior to that, he was Senior Vice President and President of Medtronic Neuromodulation from October 2005 to August 2009. Prior to his 17 years at Medtronic, Dr. Kuntz was the Founder and Chief Scientific Officer of the Harvard Clinical Research Institute and he also served as Associate Professor of Medicine at Harvard Medical School, Chief of the Division of Clinical Biometrics, and an interventional cardiologist in the division of cardiovascular diseases at the Brigham and Women’s Hospital in Boston. Dr. Kuntz also currently serves as a member of the board of directors of ZimVie Inc. (Nasdaq: ZIMV), a medical technology company since March 2022, Bactiguard Holding AB, a Swedish medical technology company, since October 2022, and DiaMedica Therapeutics, Inc. (Nasdaq: DMAC), a biopharmaceutical company, since May 2023. In addition, Dr. Kuntz currently serves as a member of the board of directors for private companies including Rockley Photonics Holdings Ltd, a digital health monitoring systems company, since August 2022, Cognito Therapeutics Inc., a medical technology manufacturing company, since October 2022, and Endospan Ltd., a medical technology company, since January 2024. Dr. Kuntz graduated from Miami University and received his medical degree from Case Western Reserve University School of Medicine. Dr. Kuntz received his M.S. in biostatistics from the Harvard T.H. Chan School of Public Health. Dr. Kuntz brings to the Board of Directors substantial knowledge and expertise in the healthcare industry, an important vertical for the Company’s growth strategy, and developing technology solutions for medical devices. Dr. Kuntz's experience as an executive officer in a large multinational medical device company, his knowledge of and insights into the healthcare industry and its customers, his experience as a director on public company boards and his experience as a practicing physician make him a valuable addition to our Board of Directors.

DIRECTOR MATRIX
	Angelini	Kremen	Kuntz	Lopez	Newquist	Ousley
Skills and Expertise
Strategy and Strategic Planning	●	●	●	●	●	●
Corporate Finance		●		●		●
Financial Expertise and Acumen	●	●		●	●	●
Operational Efficiency and Cost Discipline	●		●	●	●	●
R&D and Innovation	●	●	●		●	●
Sales and Marketing	●	●	●		●	●
M&A	●		●	●	●	●
Regulatory and Compliance	●	●	●	●		●
Risk Management	●	●	●	●		●
Experience
Public Company Board Experience	●	●	●	●		●
Public Company Leadership Experience	●	●	●	●	●	●
Technology / RFID		●	●	●	●	●
Healthcare / Medical Devices	●		●		●
International Operations	●		●	●	●	●

Vote Required

At the Annual Meeting, the two Class II nominees receiving the highest number of “FOR” votes cast will be elected to our Board of Directors as the Class II directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Class II nominees.

Director Independence

Our Board of Directors has reviewed the independence of each of our directors and our nominees and considered whether any director or nominee has had a material relationship with the Company or our management that could compromise his or her ability to exercise independent judgment in carrying out his or her duties and responsibilities. As a result of this review, our Board of Directors affirmatively determined that all of our directors, other than Ms. Newquist, are independent under applicable rules of Nasdaq and the SEC.

Board Structure and Board Meetings

Board Leadership Structure

In accordance with the Company’s Bylaws, the Board of Directors elects all officers of the Company, including our Chief Executive Officer and our Chairman of the Board, and each of these positions may be held by the same person or may be held by two persons. The Board of Directors has determined that a Lead Independent Director should be elected when the roles of the Chairman of the Board and the Chief Executive Officer are filled by the same person, and such Lead Independent Director should be an independent director as defined by applicable Nasdaq rules and the Company’s Corporate Governance Guidelines and should be elected annually. The role of the Lead Independent Director is to coordinate the activities of the independent directors, to advise the Chairman of the Board as to the information provided by Company management to the independent directors, to manage executive sessions of the independent directors, and to act as principal liaison between the independent directors and the Chairman of the Board.

The Board of Directors has chosen to separate the roles of Chief Executive Officer and Chairman of the Board of Directors. Currently, Kirsten F. Newquist serves as the Company’s Chief Executive Officer and James E. Ousley, who is an independent director, serves as Chairman of the Board of Directors. The Board of Directors believes that this current leadership structure is an appropriate allocation of roles and responsibilities between Company management and the independent members of our Board of Directors to effectively manage the affairs of the Company.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Board of Directors has committed to prioritizing and regularly reviewing the Company’s strategy and performance related to various environmental, social and governance (“ESG”) issues and oversees the Company’s efforts related to ESG policies and strategy, as well as ESG trends that may affect the Company’s business, operations, and performance. In addition, the Board of Directors is responsible for monitoring and assessing the Company’s strategic risk exposure with respect to cybersecurity risks, including the Company’s policies and processes for assessing, identifying and managing material cybersecurity risks, and the Audit Committee oversees management of such risks. The Audit Committee also oversees management of the Company’s financial risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Meeting Attendance

Our Board of Directors held ten meetings in 2024. Each of our directors attended at least 75% of the meetings of the Board of Directors held during such director's term and of committees on which each director then served. As needed, our independent directors meet in executive session without management present to address any issues they determine to be appropriate. The Chairman of the Board presides at such executive sessions.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications between our stockholders and our Board of Directors, stockholders may communicate with the Board of Directors by sending an email to IR@Identiv.com or by writing to the Board of Directors at: Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705, Attention: Investor Relations. The Investor Relations staff will forward such communication to the Board of Directors or to any individual director or directors to whom the communication is directed as applicable, if the communication is relevant to the Company’s business and financial operations, policies or corporate philosophy.

Director Attendance at Stockholder Meetings

We do not have a policy regarding director attendance at stockholder meetings. Four directors attended the 2024 Annual Meeting of Stockholders.

Hedging Policy

We do not have a policy that prohibits hedging.

Committees of the Board of Directors

The Company has Audit, Compensation, and Nominating committees, which are composed of independent directors appointed by the Board of Directors. The charters of the Audit, Compensation, and Nominating committees are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com.

Audit Committee

The Audit Committee of our Board of Directors assists our Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal control, our process for monitoring compliance with laws and regulations, our audit process and standards of business conduct. Currently, the Audit Committee consists of Ms. Angelini, Mr. Kremen and Mr. Ousley, with Mr. Ousley serving as Chairman. The Audit Committee held four meetings during 2024.

Our Board of Directors has determined that each member of the Audit Committee is an “independent director” within the rules of Nasdaq and the requirements set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has further determined that James E. Ousley is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Exchange Act.

In discharging its duties, our Audit Committee, among its other duties:

•
Selects the independent registered public accounting firm, reviews the independent registered public accounting firms fee arrangements and proposed audit scope and approach, and pre-approves audit and non-audit services provided to the Company by the independent registered public accounting firm (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);
•
Reviews on a continuing basis the adequacy of the Company’s system of internal controls and financial reporting process;
•
Reviews the performance of the Company’s independent registered public accounting firm and determines whether it is appropriate to adopt a policy of rotating independent registered public accounting firms on a regular basis;
•
Oversees the independence of the Company’s independent registered public accounting firm;
•
Reviews with management and the Company’s independent registered public accounting firm such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or annual filings with the SEC or other regulatory body;
•
Meets with management and the independent registered public accounting firm to review and discuss the annual consolidated financial statements and the report of the independent registered public accounting firm thereon and, to the extent the independent registered public accounting firm or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information;

•
Meets quarterly with management and the independent registered public accounting firm to review and discuss the quarterly condensed consolidated financial statements;
•
Meets at least quarterly with the independent registered public accounting firm in order to ensure sufficient independence is maintained from management and to provide the opportunity for the independent registered public accounting firm to brief the members of the Audit Committee in confidence;
•
Oversees management of the Company’s strategic risk exposure with respect to cybersecurity risks and financial risks;
•
Reviews the Company’s policies relating to the avoidance of conflicts of interest and reviews past or proposed transactions between the Company, members of the Board of Directors and management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets; and
•
Reviews all related party transactions for potential conflicts of interest.

Compensation Committee

Currently, the Compensation Committee consists of Ms. Angelini, Mr. Kremen and Dr. Kuntz, with Ms. Angelini serving as Chairman. The Board of Directors has determined that each member of the Compensation Committee currently serving or having served during 2024 is independent within the meaning of the applicable SEC and Nasdaq rules. The Compensation Committee held four meetings during 2024.

Pursuant to its charter, the Compensation Committee has responsibility for and authority to:

•
Review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and set the Chief Executive Officer’s compensation level based on this evaluation;
•
Develop, review and approve compensation policies and practices applicable to the Company’s officers who are deemed to be “executive officers” of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits;
•
Make recommendations to the Board of Directors with respect to the Company’s incentive compensation and equity-based compensation plans;
•
Review and approve any policy regarding the Company’s recovery of incentive-based executive compensation, and any revisions thereto, and shall oversee the implementation of such policies with respect to the Company’s incentive compensation plans;
•
Review the compensation and benefits offered to non-employee directors and recommend changes to the Board of Directors as appropriate; and
•
Administer and evaluate the Company’s incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards.

The Compensation Committee is authorized to delegate any portion of its authority to subcommittees and to engage external independent consultants, as deemed necessary.

Processes and Procedures

On an annual or more frequent basis, the Company’s Chief Executive Officer recommends to the Compensation Committee salary, annual bonus and long-term compensation levels for less senior officers, including the other named executive officers. The executive officers named in the Summary Compensation Table of this Proxy Statement are referred to as our “Named Executive Officers.” Each Named Executive Officer is reviewed annually based on whether various performance objectives were met during the preceding review period. An evaluation of each officer’s performance is presented to the Compensation Committee and used in the Compensation Committee’s review and analysis of such officer’s overall compensation. No other Named Executive Officer currently has a role in determining or recommending the form or amount of compensation paid to the Named Executive Officers, other than providing such financial or other information as the Compensation Committee may request from time to time. Although the participation of our Chief Executive Officer could influence performance targets, our Compensation Committee rather than our Chief Executive Officer makes all determinations regarding performance goals and targets. Our Chief Executive Officer does not attend any portion of meetings at which his compensation is discussed.

Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee has the power, in its discretion, to retain at the Company’s expense, such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out the Compensation Committee’s duties. Under its charter, the Compensation Committee has the express authority to decide whether to retain a compensation consultant to assist in the evaluation of compensation. If the Compensation Committee decides in its discretion to retain such a firm, the Board of Directors delegates to the Compensation Committee the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of the Company’s senior executive officers (including all of the Named Executive Officers).

Analysis of Risk in Compensation Programs

In setting compensation, the Compensation Committee also considers the risks to the Company’s stockholders, and the Company as a whole, arising out of the Company’s compensation programs. The Compensation Committee considers the various elements of the Company’s compensation practices, including base salary, annual bonus programs, short and long-term incentive awards, the use of cash and equity awards, and how performance is evaluated. While our annual bonus programs may encourage short-term risk taking on the part of participating employees, the Compensation Committee believes that these risks are balanced by the use of fixed base salaries and long-term equity incentives that encourage employees to take a long-term view of our business aligned with the interests of the Company’s stockholders. The Compensation Committee did not identify any risks arising from the Company’s compensation policies and practices reasonably likely to have a material adverse effect on the Company.

Nominating Committee

The Nominating Committee assists in identifying individuals qualified to become members of the Board of Directors. Currently, the Nominating Committee consists of Ms. Angelini, Dr. Kuntz, and Mr. Ousley, with Dr. Kuntz serving as Chairman. The Board of Directors has determined that each of the members of the Nominating Committee is independent within the meaning of Nasdaq director independence standards. The Nominating Committee held no meetings during 2024.

Pursuant to its charter, the Nominating Committee has responsibility for and authority to:

•
Identify individuals qualified to become directors;
•
Evaluate and select, or recommend to the Board of Directors, director nominees for each election of directors;
•
Develop and recommend to the Board of Directors criteria for selecting qualified director candidates;
•
Review and make recommendations to the Board of Directors concerning the qualifications, appointment, and removal of committee members; and
•
Provide oversight in the evaluation of the Board of Directors and each committee.

Policy for Director Recommendations and Nominations

The primary role of the Nominating Committee is to develop and recommend to the Board of Directors criteria for identifying and evaluating director candidates and to establish a procedure for consideration of director candidates recommended by our stockholders. The Nominating Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, the Nominating Committee seeks to identify and evaluate potential candidates at meetings of the Nominating Committee, which can take place at any point during the year.

Candidates may come to the attention of the Board of Directors through current members of the Board of Directors, professional search firms, stockholders or other parties. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise. The Nominating Committee will consider candidates recommended by stockholders as nominees for election as directors of the Company.

If, rather than submitting a candidate to the Nominating Committee for consideration, a stockholder wishes to formally nominate a director, please see the deadline described in “Stockholder Proposals for 2026 Annual Meeting of Stockholders” above and refer to our Bylaws for a complete description of the required procedures for nominating a candidate to our Board of Directors.

As part of its selection process, the Nominating Committee may consider recommendations of director candidates with diverse backgrounds and experience who are expected to enhance the quality of the Board of Directors, serve stockholders’ long-term interests and contribute to our overall corporate goals. Pursuant to our Corporate Governance Guidelines, we endeavor to have a Board of Directors representing diverse experience at policy-making levels in various areas that are relevant to our global activities. While the Nominating Committee has not established specific minimum criteria for candidates, the philosophy of the Nominating Committee is that directors should possess the highest personal and professional ethics, integrity and values, informed judgment, and sound business experience and be committed to representing the long-term interests of our stockholders. Candidates must also have an inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom and mature judgment. In evaluating candidates, the Nominating Committee may consider a candidate’s work experience related to our business, general professional experience and overall expected contributions to the Board of Directors in relation to other directors already serving on the Board of Directors. When evaluating existing directors for nomination for re-election, the Nominating Committee may also consider the directors’ past Board of Director and committee meeting attendance and participation.

The Nominating Committee evaluates candidates recommended by stockholders outside of the processes set forth in the Bylaws using the same criteria it uses to evaluate candidates from other sources. The Nominating Committee has the authority to retain outside counsel, experts, and other advisors as it determines appropriate to assist it in the performance of its functions, including sole authority to retain and terminate any search firm used to identify director candidates, and to approve the search firm’s fees and other retention terms.

Corporate Governance

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that assist the directors in following corporate practices that serve the best interests of the Company and its stockholders, including guidelines relating to board composition, director qualifications and selection process, director independence, board committees and auditor independence. The Corporate Governance Guidelines are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com. The Nominating Committee and the Board of Directors review the Corporate Governance Guidelines annually and the Board of Directors may amend the Corporate Governance Guidelines at any time.

Voting for Directors in Uncontested Elections

Our Corporate Governance Guidelines provide that if a majority of the votes cast for a director are marked “against” or “withheld” in an uncontested election, the director must promptly tender his or her irrevocable resignation for the Board’s consideration.

Director Resignation Policy

It is our policy that the Board of Directors shall nominate or elect as a director only persons who agree to tender, promptly following his or her election or re-election to the Board, an irrevocable resignation that will be effective if (i) a majority of the votes cast for the director are marked “against” or “withheld” at the next annual meeting at which he or she faces re-election and (ii) the Board accepts such resignation. If such director’s resignation is accepted by our Board of Directors, then Board of Directors, in its sole discretion, may fill the resulting vacancy or may decrease the size of our Board of Directors. This policy is included in our Corporate Governance Guidelines.

Code of Conduct and Ethics

The Board of Directors has adopted a Code of Conduct and Ethics for all of our employees, including our Chief Executive Officer, Chief Financial Officer, any other principal accounting officers and for the members of our Board of Directors. Our Code of Conduct and Ethics is posted on the Corporate Governance page within the Investor Relations section of our website, at www.identiv.com. The Board of Directors may amend the Code of Conduct and Ethics at any time and has the sole authority to approve any waiver of the Code of Conduct and Ethics relating to the activities of any of our senior financial officers, other executive officers and directors. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics or waivers of such Code granted to executive officers and directors on our website at www.identiv.com within four business days following the date of such amendment or waiver.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of the Board of Directors or an independent and disinterested committee of the Board of Directors.

Compensation of Directors

For the board years beginning June 1, 2023 and ending May 31, 2024 and beginning June 1, 2024 and ending May 31, 2025 (each such period, a “board year”), our non-employee directors are eligible to receive the following compensation amounts in respect of their services as a member of our Board of Directors:

•
an annual retainer per board year of $125,000, except for the Chairman of the Board or Lead Independent Director, who is eligible to receive an annual retainer of $175,000; and
•
an additional annual retainer per board year of $5,000 for service on each committee of the Board of Directors, and in addition the chair of the Audit Committee is eligible to receive an additional retainer of $20,000, and the chair of each of the Compensation Committee and the Nominating Committee is eligible to receive an additional retainer of $10,000 for each board year, respectively.

Each of our non-employee directors has elected to receive 50% of their annual retainer in restricted stock units (“RSUs”) under the 2011 Incentive Compensation Plan (the “2011 Plan”). The remaining 50% of the retainer is paid in cash in equal quarterly installments. Additionally, we reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors, which primarily consist of travel expenses associated with Board of Directors or committee meetings or with committee assignments.

Directors who are our employees do not receive additional compensation for their service on the Board of Directors.

The following table sets forth summary information concerning the compensation earned by our non-employee directors for their service as directors in 2024:

Name	Fees Earned ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Total ($)
Laura Angelini (3)	65,000	65,769	—	130,769
Gary Kremen (4)	80,000	78,053	—	158,053
Richard E. Kuntz, M.D. (5)	65,000	65,769	—	130,769
James E. Ousley (6)	102,500	100,003	—	202,503

(1)
The amounts reported in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”), rather than amounts paid to or realized by the named individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 10 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2024. There can be no assurance that the price of our common stock when RSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU award.
(2)
Reflects RSUs granted for service as a director and on committees. The number of RSUs awarded in lieu of cash was calculated by dividing the average price of our common stock over the five (5) trading days preceding the start of the board year. 1/12th of the RSUs subject to the RSU award vest monthly beginning on June 1, 2024, subject to the named executive officer’s continuous service through the applicable vesting date. Shares in settlement of vested RSUs will be delivered to the named executive officer on the earlier of (a) three (3) years from the initial vesting start date of the award or (b) the director’s separation of service.
(3)
At December 31, 2024, Ms. Angelini held 27,020 vested but not settled RSUs and 7,386 unvested RSUs.
(4)
At December 31, 2024, Mr. Kremen held options to purchase 1,000 shares of common stock, 35,693 vested but not settled RSUs, and 9,091 unvested RSUs.
(5)
At December 31, 2024, Dr. Kuntz held 27,020 vested but not settled RSUs and 7,386 unvested RSUs.
(6)
At December 31, 2024, Mr. Ousley held options to purchase 1,000 shares of common stock, 45,647 vested but not settled RSUs, and 11,647 unvested RSUs.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR

OFFICER EXCULPATION AND MAKE OTHER NON-SUBSTANTIVE CHANGES

We are asking stockholders to approve an amendment to the Company’s Certificate of Incorporation to provide for the exculpation of certain of our officers from liability in specific circumstances, as permitted by Delaware law, and make other non-substantive, ministerial changes (such amendment, the “Officer Exculpation Amendment”). The Board of Directors has unanimously adopted, approved and declared advisable the Officer Exculpation Amendment and recommends that stockholders approve the Officer Exculpation Amendment.

Proposed Amendment

Article VII of the Certificate of Incorporation currently eliminates (i.e., exculpates) the monetary liability of directors for breaches of the fiduciary duty of care, consistent with Delaware law. Effective August 2022, Section 102(b)(7) of the Delaware General Corporation Law was amended to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for certain senior corporate officers for breaches of the duty of care in certain actions, in a manner similar to but more limited than the protection already permitted for directors. The officers who are now eligible for exculpation are: (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) individuals who are or were identified in the company’s public filings as its most highly compensated executive officers; and (iii) individuals who, by written agreement with the company, consented to be identified as officers for purposes of accepting service of process (the “covered officers”).

The Officer Exculpation Amendment would eliminate the monetary liability of our covered officers for breaches of the fiduciary duty of care in any direct claim brought by stockholders, but not in any claim brought by or in the right the Company (e.g., derivative claims). As is currently the case with directors under the Certificate of Incorporation, the Officer Exculpation Amendment would not limit the liability of covered officers for: (i) any breach of the duty of loyalty to the Company or its stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or (iii) any transaction from which the officer derived an improper personal benefit. The Officer Exculpation Amendment would also make other non-substantive, ministerial changes to our Certificate of Incorporation.

The Board of Directors believes it is important to provide protection to officers to the fullest extent permitted by Delaware law to better position the Company to attract and retain qualified and experienced officers. Extending exculpation protection to officers could prevent or deter protracted or otherwise meritless litigation that distracts from their primary objectives. The nature of the role of officers requires them to make decisions on crucial matters, often in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. The Board of Directors believes that aligning the protections available to our officers with those that have long been afforded to our directors would empower the officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Also, other public companies have updated their governing documents to align with this update to Delaware law, and we expect this practice to continue. Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not make similar updates to our Certificate of Incorporation.

After careful consideration, taking into account the narrow class and type of claims for which officers would be exculpated, and the benefits our Board believes would accrue to the Company and our stockholders, our Board of Directors has determined that the Officer Exculpation Amendment is advisable and in the best interests of the Company and its stockholders.

If approved and effected, the Officer Exculpation Amendment would amend our Certificate of Incorporation as set forth on Appendix B to this Proxy Statement (with additions shown as underlined and deletions shown as strike-outs), and the Company encourages stockholders to review the full text of such amendment. The general description of the Certificate of Incorporation and the Officer Exculpation Amendment set forth herein is qualified in its entirety by reference to the text of Appendix B. If the Officer Exculpation Amendment is not approved by stockholders, the changes related to the Officer Exculpation Amendment described herein will not take effect.

Effectiveness of the Proposed Amendment

Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement. If the Officer Exculpation Amendment is approved by stockholders at the Annual Meeting, then, promptly following the Annual Meeting, we intend to file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the Officer Exculpation Amendment, which will become effective upon filing. In addition, we intend to file a restated certificate of incorporation to integrate into a single document the proposed amendments discussed in this Proxy Statement that are approved by our stockholders. The Board of Directors retains the discretion to abandon and not implement the Officer Exculpation Amendment at any time before it becomes effective.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote thereon will be required to approve this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the Officer Exculpation Amendment.

PROPOSAL NO. 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION “SAY ON PAY”

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as Section 14A of the Exchange Act and the rules promulgated thereunder, we are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of our Named Executive Officers as described in this Proxy Statement. The Compensation Committee has designed the compensation of our Named Executive Officers to align each Named Executive Officer’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain the Named Executive Officers, who are crucial to our long-term success. Please read the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers.

Based on the voting results at our 2024 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of stockholder advisory votes to approve the compensation of Named Executive Officers, we have decided to include an advisory vote to approve the compensation of our Named Executive Officers in our proxy materials on an annual basis.

The advisory resolution, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosures.”

The say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or the Board of Directors; however, the Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will consider the stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively on the proposal in person or by proxy will be required to approve this proposal on a non-binding advisory basis.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the non-binding advisory resolution on Named Executive Officer compensation as disclosed in this Proxy Statement.

PROPOSAL NO. 5

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors is asking stockholders to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although our Bylaws and applicable legal requirements do not require stockholder ratification of the selection of BPM LLP as our independent registered public accounting firm, our Board of Directors is submitting the selection of BPM LLP to our stockholders for ratification as a matter of good corporate practice. We expect that a representative of BPM LLP will be available at the Annual Meeting to make a statement and will be available to respond to appropriate questions. BPM LLP has audited our consolidated financial statements since 2015.

In the event that our stockholders fail to ratify the appointment of BPM LLP as independent registered public accounting firm, our Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively on the proposal in person or by proxy will be required to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BPM LLP, an independent registered public accounting firm, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Principal Accountant Fees and Services

The aggregate fees billed or to be billed to us by BPM LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023, were as follows:

	2024	2023
Audit Fees	$731,650	$781,024
All Other Fees	272,792	187,716
Total	$1,004,442	$968,740

Audit Fees. Audit fees include fees associated with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K, review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, and fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

All Other Fees. All other fees in 2024 and 2023 relate to services provided in connection with due diligence performed related to the sale of our physical security, access card, and identity reader operations and assets pursuant to that certain Stock and Asset Purchase Agreement, dated as of April 2, 2024, by and between the Company and Hawk Acquisition, Inc. (the “Asset Sale”), totaling $235,342 and $147,321, respectively, and transfer pricing studies totaling $37,450 and $40,395, respectively.

For the fiscal years ended December 2024 and 2023, we incurred no Audit-Related Fees or Tax Fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, including the estimated fees and other terms of any such engagement. In certain circumstances, the Audit Committee may provide subsequent approval of non-audit services not previously approved. Services provided by our independent registered public accounting firm may include audit services, audit-related services, tax services and other services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC rules on auditor independence. The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firm are compatible with maintaining the independence of such firm. All fees set forth in the table above were pre-approved pursuant to this policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three members and acts under a written charter adopted and approved by the Board of Directors. The members of the Audit Committee are independent as defined by the Audit Committee’s charter, Nasdaq listing standards and the Securities Exchange Act of 1934, as amended.

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal controls, processes for monitoring compliance with laws and regulations, audit processes and standards of business conduct. The Audit Committee manages the relationship with our independent registered public accounting firm. The Audit Committee also oversees the Sarbanes-Oxley compliance of the Company. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to allocate appropriate funding, as determined by the Audit Committee, for such advice and assistance.

The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024. The Audit Committee also has discussed with the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Furthermore, the Audit Committee has received written disclosures and letter communications from our independent registered public accounting firm required by the PCAOB regarding communications with the Audit Committee concerning independence and has discussed the independent registered public accounting firm’s independence from the Company and our management, and considered whether the provision of other non-audit services by our independent registered public accounting firm to the Company is compatible with the independent registered public accounting firm’s independence.

In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of our management and independent registered public accounting firm. Management has primary responsibility for preparing the Company’s consolidated financial statements and for our financial reporting process. Our independent registered public accounting firm for the fiscal year ended December 31, 2024 is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2024 be included for filing with the SEC in our Annual Report on Form 10-K for the year ended December 31, 2024, and the Board of Directors has approved such inclusion.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

James E. Ousley, Chairman

Gary Kremen

Laura Angelini

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us as of April 14, 2025 with respect to the beneficial ownership of our common stock by:

•
each person who is known by us to be the beneficial owner of 5% or more of our outstanding common stock;
•
each of our directors and nominees;
•
each of our Named Executive Officers; and
•
all current directors and executive officers, as a group.

Except as otherwise indicated, and subject to applicable community property laws, to our knowledge, the persons named in the table below have sole voting and dispositive power with respect to all shares held by them. Applicable percentage ownership in the following table is based on 23,575,004 shares of our common stock issued and outstanding as of April 14, 2025.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable within 60 days of April 14, 2025 or RSUs that are currently vested but where settlement has been deferred or that vest within 60 days of April 14, 2025 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless specified below, the mailing address for each individual, officer or director is c/o Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Bleichroeder LP(1)	4,691,426	19.9%
1345 Avenue of the Americas, 47th Floor, New York, NY 10105
Radoff Family Foundation(2)	1,465,000	6.2%
2727 Kirby Drive, Unit 29L, Houston, TX 77098
Royce & Associates, LP(3)	1,373,743	5.8%
745 Fifth Avenue, New York, NY 10151
Flint Ridge Capital LLC / John P. Szabo, Jr.(4)	1,355,000	5.7%
1343 Main Street, Suite 704, Sarasota, FL 34236

Directors, Nominees and Named Executive Officers
Laura Angelini(5)	27,020	*
Gary Kremen(6)	284,680	1.2%
Richard E. Kuntz, M.D.(7)	27,020	*
Miguel A. Lopez	—	*
Kirsten F. Newquist(8)	108,931	*
James E. Ousley(9)	257,755	1.1%
Justin Scarpulla(10)	153,188	*
Steven Humphreys(11)	860,430	3.6%
All current directors, nominees and executive officers as a group (7 persons)(12)	858,594	3.6%

* Less than one percent.

(1)
Based on information set forth in Amendment No. 4 to Schedule 13D/A filed jointly on March 21, 2025 by Bleichroeder LP, Bleichroeder Holdings LLC, the general partner of Bleichroeder LP, and Andrew Gundlach, the Chairman and CEO of Bleichroeder LP (collectively, "Bleichroeder"), Bleichroeder has sole voting and dispositive power with respect to 5,079,713 shares of common stock. In accordance with a stockholder agreement with the Company, conversion of the Company’s Series B Preferred Stock held by Bleichroeder is subject to a beneficial ownership limitation of 19.9% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion. Because of this limitation, the number of shares listed in the table above represent 19.9% of the number of shares of common stock outstanding as of April 14, 2025. If there was no 19.9% limitation on the conversion of the Series B Preferred Stock, Bleichroeder would be deemed to be the beneficial owner of approximately 9,752,485 shares, representing approximately 32.0% of the outstanding shares.
(2)
Based solely on information set forth in a Schedule 13D filed jointly on March 20, 2024 by the Radoff Family Foundation (the “Radoff Foundation”) and Bradley L. Radoff, the Radoff Foundation has shared voting and dispositive power with respect to 195,000 shares of common stock and Mr. Radoff has sole voting and dispositive power with respect to 1,270,000 shares of common stock and shared voting and dispositive power with respect to 195,000 shares of common stock. According to the Schedule 13D, although Mr. Radoff serves as a director of the Radoff Foundation and may be deemed to beneficially own the shares owned directly by the Radoff Foundation, each filer disclaims beneficial ownership of the shares that he or it does not directly own.
(3)
Based solely on information set forth in Amendment No. 17 to Schedule 13G/A filed on October 15, 2024 by Royce & Associates, LP (“RALP”), an indirect majority owned subsidiary of Franklin Resources, Inc. (“FRI”), RALP has sole voting and dispositive power with respect to the shares of common stock. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI, but because RALP exercises voting and investment powers on behalf of its investment management clients independently of FRI affiliates, beneficial ownership of the securities reported by RALP is not attributed to the Principal Shareholders. According to the Schedule 13G/A, the shares are beneficially owned by one or more registered investment companies or other managed accounts that are investment management clients of RALP, and RALP disclaims any pecuniary interest in such shares.
(4)
Based solely on information set forth in Amendment No. 1 to Schedule 13G/A filed jointly on February 14, 2024 by Flint Ridge Capital LLC (“Flint Ridge”), Flint Ridge Partners L.P. (the “Fund”), and John P. Szabo, Jr., Flint Ridge and the Fund each have shared voting and dispositive power with respect to 1,355,000 shares of common stock, and Mr. Szabo has sole voting and dispositive power with respect to 292,157 shares of common stock and shared voting and dispositive power with respect to 1,710,000 shares of common stock. According to the Schedule 13G/A, Flint Ridge is the general partner and investment adviser of the Fund and Mr. Szabo is the control person of Flint Ridge, the Fund filed jointly with Flint Ridge and Mr. Szabo, but not as a member of a group and it expressly disclaims membership in a group, and each filer disclaims beneficial ownership of the stock except to the extent of that person’s pecuniary interest therein.
(5)
Includes 3,343 RSUs that vest within 60 days of April 14, 2025 and 8,904 and 14,773 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2026 and June 1, 2027, respectively, or departure from the Board of Directors.
(6)
Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 14, 2025, 6,552 RSUs that vest within 60 days of April 14, 2025, and 10,959 and 18,182 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2026 and June 1, 2027, respectively, or departure from the Board of Directors.
(7)
Includes 3,343 RSUs that vest within 60 days of April 14, 2025 and 8,904 and 14,773 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2026 and June 1, 2027, respectively, or departure from the Board of Directors.
(8)
Includes 50,000 RSUs that vest within 60 days of April 14, 2025.
(9)
Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 14, 2025, 8,311 RSUs that vest within 60 days of April 14, 2024, and 14,041 and 23,295 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2026 and June 1, 2027, respectively, or departure from the Board of Directors.
(10)
Includes 35,937 RSUs that vest within 60 days of April 14, 2025.
(11)
Includes 444,460 shares of common stock subject to options exercisable within 60 days of April 14, 2025. Mr. Humphreys resigned from his positions as Chief Executive Officer and as a member of the Board of Directors, effective September 6, 2024. The information presented is based solely on information available to the Company as of April 14, 2025.

(12)
Includes an aggregate of 2,000 shares of common stock subject to options exercisable within 60 days of April 14, 2025, 107,486 RSUs that vest within 60 days of April 14, 2025, and 42,808 and 71,023 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2026 and June 1, 2027, respectively, or departure from the Board of Directors.

EXECUTIVE COMPENSATION

This section discusses the material elements of the Company’s compensation program for the executive officers included in the Summary Compensation Table (our “Named Executive Officers”) for the year ended December 31, 2024. For 2024, we had two “executive officers” as defined in Exchange Act Rule 3b-7 – our principal executive officer and our principal financial officer:

Name	Position
Kirsten F. Newquist	Chief Executive Officer and Director
Justin Scarpulla	Chief Financial Officer and Secretary
Steven Humphreys	Former Chief Executive Officer

Executive Summary

Our pay-for-performance philosophy links compensation to the achievement of our operational objectives, long-term performance goals and the enhancement of stockholder value.

Our Compensation Practices Benefit our Stockholders

We are focused on creating an effective compensation program that successfully aligns our key strategic objectives with the interests of our stockholders. To reinforce this, we have adopted policies and practices that guide our compensation practices as summarized below.

WHAT WE DO

Pay for Performance | A significant portion of our Chief Executive Officer’s compensation is at risk, linked to Company performance and stockholder interests. The 2024 bonus opportunity for both our Chief Executive Officer and our former Chief Executive Officer was tied to Company performance metrics.

Entirely Independent Compensation Committee | All of the members of the Compensation Committee are independent directors.

Reasonable Change-in-Control Arrangements | The post-employment compensation arrangements for our executive officers, including our Named Executive Officers, provide for amounts and multiples that are within reasonable market norms.

Emphasize Long-Term Equity Compensation Arrangements | We use equity awards to deliver long-term incentive compensation opportunities to our executive officers, including our Named Executive Officers. These equity awards vest over multi-year periods, which helps serve our long-term value creation goals and retention objective.

Engage with Stockholders | We engage in ongoing discussions with key institutional investors, including on the topic of compensation.

Clawback Policy | We have a compensation recoupment, or clawback, policy that requires recoupment of erroneously awarded incentive-based compensation paid to our current and former executive officers in the event of an accounting restatement.

What We do NOT Do
Pay Tax Gross-Ups | We do not provide “gross-ups” or tax payments in connection with any compensation element.
Pay Unearned Dividends | We do not pay dividends or dividend equivalents on unvested equity awards.
Options/SARs Granted Below FMV | We do not grant options or stock appreciation rights with exercise prices below the fair market value.
Reprice Stock Options | Any repricing of options or stock appreciation rights granted under our 2011 Plan would require advance approval by our stockholders.
Executive Perquisites | We do not provide any special perquisites or other personal benefits to our Named Executive Officers.
Guaranteed Compensation | We do not guarantee salary increases, bonuses, or long-term incentive awards to our Named Executive Officers.

Executive Retirement Programs | We do not offer our employees, including our Named Executive Officers, a pension plan or other executive retirement, or nonqualified deferred compensation plans or arrangements.

2024 Compensation Program Design and Results

We establish total direct compensation for our Named Executive Officers consisting of the following components:

•
Base Salary: We provide fixed compensation based on competitive local market practices and is intended to acknowledge and reward the core competence of our executives relative to their responsibilities, skills, experience and contributions to the Company.
•
Variable Compensation: Executives and other key employees of the Company are eligible to earn bonuses paid in cash and/or equity-based awards subject to the achievement of certain performance criteria determined by the Compensation Committee.
•
Equity Awards/Long-Term Incentive Compensation: We grant equity awards, generally comprised of RSUs vesting over a multiple-year period, aimed at incentivizing our executive officers to build sustainable long-term value for the benefit of our stockholders.

Base Salary

We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a level of competitive and stable fixed compensation. During 2024, our Chief Executive Officer’s annual base salary was $400,000, our Chief Financial Officer’s annual base salary was $325,000, and prior to his departure our former Chief Executive Officer’s annual base salary was $550,000. Effective April 1, 2024, our Chief Financial Officer's annual base salary was increased to $345,000.

Variable Compensation

We use bonus opportunities to motivate our executive officers, including our Named Executive Officers, to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. These bonuses are intended to help us to deliver a competitive total direct compensation opportunity to our executive officers. Our bonuses are entirely performance-based, are not guaranteed, and may vary materially from year-to-year.

For 2024, our Chief Executive Officer was eligible to earn a cash performance bonus of up to $75,000 each quarter beginning with the second quarter of 2024. Notwithstanding the foregoing, for the second quarter of 2024, Ms. Newquist earned and was paid a guaranteed performance bonus of $62,500. For the third and fourth quarters of 2024, the Compensation Committee established equally weighted quarterly performance objectives for revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) for our Chief Executive Officer as follows (the “2024 CEO Performance Objectives”):

Quarterly Performance Period	Revenue Target	Net Income (Loss) Target
2024 Q3	$6,300,000	$(4,270,935)
2024 Q4	$5,448,000	$(4,457,825)

The Compensation Committee reviewed the Company’s performance against the pre-established 2024 CEO Performance Objectives shortly following each the third and fourth quarter performance periods of 2024. The Compensation Committee determined that the revenue and EBITDA targets were satisfied for the third quarter and only the revenue target was satisfied for the fourth quarter. Accordingly, our Chief Executive Officer earned as was paid a cash bonus of $75,000 for the third quarter and a bonus of $37,500 for the fourth quarter.

For 2024, our Chief Financial Officer was eligible to earn a cash performance bonus of up to $31,250 each quarter. The Compensation Committee established equally weighted quarterly performance objectives for non-GAAP operating expenses and ending cash balances for our Chief Financial Officer as follows (the “2024 CFO Performance Objectives”):

Quarterly Performance Period	Non-GAAP Operating Expense Target	Cash Balance Target
2024 Q1	$10,596,710	$12,633,628
2024 Q2	$11,185,415	$11,311,369
2024 Q3	$4,840,000	$13,301,647
2024 Q4	$4,829,517	$129,113,000

The Compensation Committee reviewed the Company’s performance against the pre-established 2024 CFO Performance Objectives shortly following each quarterly-performance period for 2024. The Compensation Committee determined that the non-GAAP operating expense target was satisfied for all four quarters during 2024 and that the cash balance target was not satisfied for the first or second quarter of 2024 but had been achieved for the third and fourth quarters of 2024. Accordingly, our Chief Financial Officer earned and was paid a cash bonus of $15,625 for each of the first and second quarters and a cash bonus of $31,250 for each of the third and fourth quarters.

For 2024, our former Chief Executive Officer was eligible to earn a performance bonus of up to up to $100,000 each quarter, entirely in the form of common stock of the Company, except for amounts withheld in cash to cover taxes and other voluntary and involuntary payroll deductions and withholdings. The Compensation Committee established quarterly performance objectives for revenue and net income, as determined in accordance with U.S. GAAP, for our former Chief Executive Officer as follows (the “2024 Former CEO Performance Objectives”):

Quarterly Performance Period	Revenue Target	Net Income (Loss) Target
2024 Q1	$23,850,000	$(3,944,704)
2024 Q2	$27,944,228	$(2,429,882)

The Compensation Committee reviewed the Company’s performance against the pre-established 2024 Former CEO Performance Objectives shortly following the first and second quarter performance periods for 2024. To earn a bonus for any quarter during 2024, both quarterly performance objectives needed to be achieved for the applicable quarter. The Compensation Committee determined that the 2024 CEO Performance Objectives had not been achieved with respect to either target for the first or second quarters of 2024 and that no bonus earned. In connection with the closing of the Asset Sale (the "Closing"), our former Chief Executive Officer resigned from his positions as Chief Executive Officer and as a member of the Board of Directors, effective September 6, 2024, accordingly, he was not eligible to earn and was not paid a bonus for 2024.

Equity Awards/Long-Term Incentive Compensation

We use long-term incentive compensation in the form of equity awards to motivate our executive officers, including our Named Executive Officers, by providing them with the opportunity to build an equity interest in the Company and to share in the potential appreciation of the value of our common stock. Accordingly, during 2024, our Named Executive Officers received the following equity awards:

•
On June 28, 2024, in connection with her joining the Company, our Chief Executive Officer was granted an award of 200,000 RSUs under the 2011 Plan. These RSUs will vest 25% on April 15, 2025 and 75% in equal quarterly installments thereafter through April 15, 2028, subject to her continued service through the applicable vesting dates, further subject to acceleration pursuant to the Newquist Employment Agreement (as defined below).

•
On June 28, 2024, in recognition of our Chief Financial Officer’s contributions and continued service with the Company and to make his equity awards more competitive with market norms, our Chief Financial Officer was granted an award of 62,500 RSUs under the 2011 Plan. These RSUs will vest 50% on April 15, 2025, with the remaining RSUs vesting quarterly over the following year, subject to his continued service through the vesting date, subject to acceleration pursuant to the Scarpulla Employment Agreement (as defined below).
•
On July 29, 2024, Ms. Newquist and Mr. Scarpulla were granted awards of 200,000 and 62,500, respectively, performance-based restricted stock units (“PSUs”), each based on the level of achievement of performance metrics established by the Compensation Committee of the Board of Directors, that will vest subject to the achievement of the performance metrics beginning August 1, 2024 through December 31, 2025, subject to their continued service through the applicable vesting dates.
•
On September 6, 2024, immediately prior to and in connection with the Closing, our Board of Directors granted an award of 65,000 fully vested RSUs to our Chief Financial Officer in recognition of his contributions to the Company and to the completion of the Asset Sale.
•
On September 6, 2024, immediately prior to and in connection with the Closing, our Board of Directors granted an award of 365,000 fully vested RSUs to our former Chief Executive Officer, pursuant to the Humphreys Employment Agreement (as defined below). In addition, on September 6, 2024, the Board of Directors amended our former Chief Executive Officer’s fully vested option award to purchase 444,460 shares of the Company’s common stock at an exercise price of $4.36 per share, granted under the 2011 Plan effective as of June 6, 2016, to extend the period during which our former Chief Executive Officer may exercise the option from three (3) months to twelve (12) months following the termination of his Continuous Service (as defined under the 2011 Plan).

Retirement Plan

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other employees. The Company may make discretionary contributions to the 401(k) plan. For 2024, we made matching contributions of 50% of the first 4.0% of an eligible employee’s eligible compensation contributed under our 401(k) plan.

Welfare and Health Benefits

We provide health and welfare benefits to our executive officers, including our Named Executive Officers, on the same basis as all of our full-time employees. These benefits generally include health, dental, vision benefits, health and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. We also provide vacation and other paid holidays to all employees, including our executive officers.

Perquisites and Other Personal Benefits

Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be limited in scope and value, and should only be offered when they provide necessities or conveniences that allow our executive officers to focus on and optimally perform in their role with us. We do not currently provide perquisites or other personal benefits to our executive officers.

Recoupment (or “Clawback”) Policy

We maintain an Incentive-Based Compensation Recoupment Policy (the “Recoupment Policy”) that provides for the recoupment of excess incentive compensation paid to executive officers, including the named executive officers, in the event of an accounting restatement due to material noncompliance with financial reporting requirements to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as codified by Section 10D of the Exchange Act, and Nasdaq listing rule 5608. This Recoupment Policy applies to compensation that is granted, earned, or vested based in whole or in part upon the attainment of a financial reporting measure and provides for the reimbursement or forfeiture by the executive officer of the excess portion of the compensation received by the executive officers during the three preceding fiscal years.

Equity Grant Practices and Policies

We have not granted individual employees stock options since 2016, and we do not make any grants of stock appreciation rights or similar option-like instruments. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee generally grants equity awards on a predetermined annual schedule, and we do not take material nonpublic information into account when determining the timing and terms of such awards. In addition, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary $(1)	Bonus $(2)	Stock Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	All Other Compensation $(5)	Total $
Kirsten F. Newquist(6)	2024	284,872	62,500	1,674,000	75,000	5,083	2,101,455
Chief Executive Officer and Director

Justin Scarpulla	2024	340,000	—	731,775	93,750	5,750	1,171,275
Chief Financial Officer and Secretary	2023	315,000	—	—	46,875	5,679	367,554

Steven Humphreys(7)	2024	373,688	—	1,171,650	—	660	1,545,998
Former Chief Executive Officer	2023	424,147	—	—	—	699	424,846
(1)
The amounts reported in this column reflect the actual base salary payments earned by our Named Executive Officers in the applicable fiscal year.
•
For Ms. Newquist, this amount includes salary paid to her between April 15, 2024 and September 5, 2024 during which time she was our President of our RFID business as well as salary paid to her on and after September 6, 2024 when she became our Chief Executive Officer.
•
Except with respect to amounts withheld in cash to cover taxes and other involuntary and voluntary payroll deductions and withholdings, beginning February 1, 2020, the Company has paid Mr. Humphreys’ base salary in the form of fully vested common stock of the Company. For salary earned by Mr. Humphreys, the five-day trading average prior to issuance was used to determine the number of shares issued for each payroll period. The amount reported in the salary column for each year reflects sum of (a) the total cash amount paid to cover taxes and other involuntary and voluntary payroll deductions and withholdings, and (b) an amount equal to the trading price per share of common stock of the Company on the date of issuance for each payroll period multiplied by the number of shares actually granted for that payroll period (as previously determined based on the application of the trading average described above).
(2)
The amount reported in this column represents a guaranteed performance bonus paid to Ms. Newquist in the second quarter of 2024.
(3)
The amounts reported in this column represent the aggregate grant date fair value of the RSU or PSU award computed in accordance with FASB ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that the price of our common stock when RSUs or PSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU or PSU award. The assumptions used in determining grant date fair value of these awards are set forth in Note 10 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2024.
(4)
The amounts reported in this column represent quarterly performance-based bonuses earned by Ms. Newquist and Mr. Scarpulla under the Company’s variable compensation plan in the applicable fiscal year. Pursuant to the terms of their respective employment agreements, Ms. Newquist and Mr. Scarpulla’s quarterly performance-based bonuses, if earned (as determined by our Compensation Committee based on the achievement of pre-established performance targets), are paid shortly following the end of the applicable quarterly performance period in cash. Our Variable Compensation Plan is further described under Executive Compensation – “Variable Compensation” above.
(5)
The amounts reported in this column for 2023 and 2024 represent employer matching contributions made by the Company to the Named Executive Officer’s account under the Company’s 401(k) Plan. These amounts were inadvertently omitted from the Summary Compensation Table in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders. We have corrected this in the current Summary Compensation Table.
(6)
Ms. Newquist joined the Company has President of our RFID business on April 15, 2024, and became our Chief Executive Officer on September 6, 2024, in connection with the Closing.
(7)
In connection with the Closing, Mr. Humphreys resigned from his positions as Chief Executive Officer and as a member of the Board of Directors, effective September 6, 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding equity awards held by our Named Executive Officers as of December 31, 2024:

	Option Awards					Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Kirsten F. Newquist(2)	6/28/24	—	—	—	—	200,000	$732,000

Justin Scarpulla(3)	2/28/2022	—	—	—	—	26,563	$97,221
	10/31/2022	—	—	—	—	37,500	$137,250
	6/28/2024	—	—	—	—	62,500	$228,750

Steven Humphreys(4)	6/6/2016	444,460	—	$4.36	6/6/2026	—	—

(1)
The market value is based on the closing price of our common stock on December 31, 2024 which was $3.66 per share.
(2)
Ms. Newquist was granted 200,000 RSUs under the 2011 Plan on June 28, 2024. These RSUs will vest 25% on April 15, 2025 and 75% in equal quarterly installments thereafter through April 15, 2028, subject to her continued service through the applicable vesting dates, subject to acceleration pursuant to the Newquist Employment Agreement.
(3)
Mr. Scarpulla was granted 62,500 RSUs under the 2011 Plan on June 8, 2024. These RSUs will vest 50% on April 15, 2025, with the remaining RSUs vesting quarterly over the following year, subject to his continued service through the vesting date, subject to acceleration pursuant to the Scarpulla Employment Agreement. Mr. Scarpulla was granted 85,000 and 75,000 RSUs under the 2011 Plan on February 28, 2022 and October 31, 2022, respectively. These RSUs vested 25% on January 1, 2023 and December 1, 2023, respectively, with the remaining RSUs vesting quarterly over the following three (3) years, subject to his continued service through the vesting date, subject to acceleration pursuant to the Scarpulla Employment Agreement.
(4)
On September 6, 2024, the Board of Directors amended Mr. Humphreys’ fully vested option award to extend the period during which he may exercise the option from three (3) months to twelve (12) months following the termination of his Continuous Service (as defined under the 2011 Plan).

Employment Agreements; Termination / Change in Control Arrangements

We have entered into employment agreements with our Named Executive Officers. Below is a description of the material terms of each agreement, including severance provisions.

Employment Agreement with Kirsten F. Newquist

On April 1, 2024, we entered into an executive employment agreement with Kirsten F. Newquist (the “Newquist Employment Agreement”), pursuant to which Ms. Newquist joined the Company as President of the Company’s RFID business on April 15, 2024. In connection with the Closing, and effective as of September 6, 2024, Ms. Newquist was appointed to serve as our Chief Executive Officer. Pursuant to the Newquist Employment Agreement, Ms. Newquist’s annual base salary is $400,000 and she is eligible to earn a quarterly performance bonus of up to 18.75%, or $75,000, of her annual salary (up to $300,000 annually) at the end of each fiscal quarter beginning with the second quarter of fiscal year 2024, payable in cash within sixty (60) days after the fiscal quarter in which the bonus is earned. Pursuant to the Newquist Employment Agreement, Ms. Newquist was granted an initial award of 200,000 RSUs under the 2011 Plan on June 28, 2024. The initial RSU award will vest 25% on April 15, 2025 and 75% in equal quarterly installments thereafter through April 15, 2028, subject to Ms. Newquist’s continued service through the applicable vesting dates, and further subject to acceleration as described below. In addition, on July 29, 2024, Ms. Newquist was granted an award of 200,000 PSUs which vest, if at all, based on the level of achievement of performance metrics established by the Compensation Committee, beginning August 1, 2024 through December 31, 2025, subject to her continued service through the applicable vesting dates.

Pursuant to the Newquist Employment Agreement, Ms. Newquist may become entitled to severance benefits if she is terminated without cause or is constructively terminated (each as defined in the Newquist Employment Agreement), either apart from or in connection with a change in control (as defined in the Newquist Employment Agreement). If Ms. Newquist is terminated without cause or she is constructively terminated, and she executes a release of claims in a form satisfactory to the Company that becomes irrevocable within sixty (60) days after her termination of employment, Ms. Newquist is entitled to receive (a) a lump sum payment equal to twelve (12) months of her then-current base salary paid in cash on the sixtieth (60th) day following her last day of employment, (b) reimbursement of COBRA premiums for the continuation of Company group health coverage until the earlier of (12) months from the month after her last day of employment and the time that she becomes eligible to receive group health coverage from a subsequent employer, and (c) accelerated vesting of her then-outstanding options, RSUs and similar equity awards subject to service-based vesting with respect to that number of shares that would have vested in the ordinary course in the first twelve (12) months after her termination, such vesting to be effective as of her last day of employment. In addition to these severance benefits, in the event that Ms. Newquist is terminated without cause or is constructively terminated during the twelve (12)-month period following the effective date of a change in control, provided that she executes a release of claims in a form satisfactory to the Company that becomes irrevocable within sixty (60) days after her termination of employment, Ms. Newquist will become entitled to receive accelerated vesting of all of her then-outstanding options, RSUs and similar equity awards subject to service-based vesting.

Employment Agreement with Justin Scarpulla

On October 25, 2021, we entered into an executive employment agreement with Justin Scarpulla pursuant to which Mr. Scarpulla serves as our Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer. He was appointed to this role by the Board of Directors on December 6, 2021. On April 17, 2024, we entered into a letter agreement amending the executive employment agreement with Mr. Scarpulla (as amended, such agreement the “Scarpulla Employment Agreement”). Pursuant to the Scarpulla Employment Agreement, Mr. Scarpulla’s annual base salary is $345,000 and he is eligible to earn a quarterly performance bonus of up to $31,250 (up to $125,000 annually) at the end of each fiscal quarter, payable in cash shortly following the end of the fiscal quarter in which the bonus is earned. In addition, on July 29, 2024, Mr. Scarpulla was granted an award of 62,500 PSUs, which will vest, if at all, based on the level of achievement of performance metrics established by the Compensation Committee, beginning August 1, 2024 through December 31, 2025, subject to his continued service through the applicable vesting dates.

Pursuant to the Scarpulla Employment Agreement, Mr. Scarpulla may become entitled to severance benefits if he is terminated without cause (as defined in the Scarpulla Employment Agreement). If Mr. Scarpulla is terminated without cause, and he executes a release of claims in a form satisfactory to the Company that becomes irrevocable within sixty (60) days after his termination of employment, Mr. Scarpulla is entitled to receive (a) twelve (12) months of continued payment of his then-current base salary, payable in accordance with the Company's standard payroll procedures, (b) reimbursement of COBRA premiums for the continuation of Company group health coverage until the earlier of (12) months from the month after his last day of employment and the time that he becomes eligible to receive group health coverage from a subsequent employer, and (c) six (6) months of accelerated vesting of his then-outstanding RSUs. Mr. Scarpulla is not entitled to enhanced severance benefits under the Scarpulla Employment Agreement in the event that his employment is terminated in connection with a change in control.

Employment Agreement with Steven Humphreys

On September 14, 2015, we entered into an executive employment agreement with Steven Humphreys pursuant to which Mr. Humphreys served as our Chief Executive Officer. On October 4, 2023, we entered into an agreement with Mr. Humphreys amending his employment agreement (as amended, such agreement the “Humphreys Employment Agreement”). In connection with the Closing, Mr. Humphreys resigned from his positions as Chief Executive Officer and as a member of the Board of Directors, effective September 6, 2024. Pursuant to the Humphreys Employment Agreement, prior to his resignation, Mr. Humphreys received an annual base salary of $550,000, with a target quarterly performance bonus of up to $100,000 (up to $400,000 annually). Mr. Humphreys’ base salary and his quarterly bonus (to the extent earned) were paid entirely in the form of common stock of the Company, except for amounts withheld in cash to cover taxes and other voluntary and involuntary payroll deductions and withholdings.

Pursuant to the Humphreys Employment Agreement if the Company undergoes a corporate event (as defined in the Humphreys Employment Agreement) on or before October 4, 2027, and subject to Mr. Humphreys’ continued employment with the Company, the Company agreed to grant Mr. Humphreys 365,000 fully vested RSUs, effective as of immediately prior to the consummation of the corporate event, which will settle for either stock or cash upon the consummation of the corporate event, subject to Mr. Humphreys providing an enforceable release. The Asset Sale was a corporate event under the Humphreys Employment Agreement and as such, on September 6, 2024, immediately prior to and in connection with the Closing, our Board of Directors granted an award of 365,000 fully vested RSUs to Mr. Humphreys. Mr. Humphreys did not receive and is not entitled to receive any additional change in control benefits or other severance benefits in connection with his resignation as our Chief Executive Officer.

PAY VERSUS PERFORMANCE

Year	Summary Compensation Table Total for CEO #1 ($)(1)	Summary Compensation Table Total for CEO #2 ($)(2)	Compensation Actually Paid to CEO #1 ($)(3)	Compensation Actually Paid to CEO #2 ($)(4)	Average Summary Compensation Table Total for non-CEO Named Executive Officers ($)(5)(6)	Average Compensation Actually Paid to non-CEO Named Executive Officers ($)(7)	Value of Initial Fixed $100 Investment Based on Company Total Stockholder Return ($)	Net Income (Loss) ($ in millions)
2024	2,101,455	1,545,998	1,891,455	1,545,998	1,171,275	708,724	64.89	74,820,000
2023	—	424,846	—	424,846	367,554	473,112	146.10	(5,489,000)
2022	—	403,667	—	403,667	2,970,350	1,443,400	128.37	(392,000)
(1)
The dollar amounts reported are the total compensation reported to Ms. Newquist (“CEO #1”) for each fiscal year in the “Total” column of the Summary Compensation Table. Ms. Newquist became our Chief Executive Officer on September 6, 2024.
(2)
The dollar amounts reported are the total compensation reported to Mr. Humphreys (“CEO #2”) for each fiscal year in the “Total” column of the Summary Compensation Table. Mr. Humphreys served as our Chief Executive Officer from September 2014 until September 6, 2024.
(3)
The following represents the adjustments made to the Summary Compensation Table totals for our CEO #1 to derive the compensation actually paid to our CEO #1.

Adjustments	2024	2023	2022
Amounts reported in "Stock Awards" column of SCT	(1,674,000)	—	—
Fair value of outstanding and unvested stock awards that were granted in the current year	1,464,000	—	—
Change in fair value of stock awards outstanding and unvested at the end of the current year that were granted in a prior year	—	—	—
Fair value of stock awards granted and vested in the current year	—	—	—
Change in fair value for stock awards vested in the current year that were granted in a prior year	—	—	—
Fair value at the end of the prior year of stock awards that failed to meet vesting conditions in the year	—	—	—
Value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	—	—	—
(4)
No adjustments made to the Summary Compensation Table totals to derive the compensation actually paid to Mr. Humphreys in his role as CEO #2.
(5)
Mr. Scarpulla was the only the Named Executive Officer included in the non-CEO Named Executive Officer average for fiscal year 2024, 2023, and 2022.
(6)
The dollar amounts reported represent the average of the amounts reported for our non-CEO Named Executive Officers as a group in the “Total” column of the Summary Compensation Table in each applicable fiscal year.

(7)
The following represents the adjustments made to the Summary Compensation Table totals for our non-CEO Named Executive Officers to derive the average compensation actually paid to our non-CEO Named Executive Officers.

Adjustments	2024	2023	2022
Amounts reported in "Stock Awards" column of the Summary Compensation Table	(731,775)	—	(2,685,350)
Fair value of outstanding and unvested stock awards that were granted in the current year	457,500	—	1,158,400
Change in fair value of stock awards outstanding and unvested at the end of the current year that were granted in a prior year	(293,409)	(300,921)	—
Fair value of stock awards granted and vested in the current year	208,650	405,731	—
Change in fair value of stock awards vested in the current year that were granted in a prior year	(103,517)	747	—
Fair value at the end of the prior year of stock awards that failed to meet vesting conditions in the year	—	—	—
Value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation	—	—	—

Comparison of "Compensation Actually Paid" to TSR

CAP vs. Total Stockholder Return*
Compensation Actually Paid ("CAP")
Total Stockholder Return ("TSR")
Value of Initial Fixed $100 Investment
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$128.37
$146.10
$64.89
$403,667
$1,443,400
$424,846
$473,112
$1,891,455
$1,545,998
$708,724
12/22
12/23
12/24
Compensation Actually Paid to CEO (#1)
Compensation Actually Paid to CEO (#2)
Avg. Compensation Actually Paid to non-CEO NEOs

*$100 invested on 12/31/19 in INVE stock, including reinvestment of dividends. Fiscal year ending December 31.

Comparison of "Compensation Actually Paid" to Net Income (Loss)

CAP vs. Net Income (Loss) ($ in millions)
Compensation Actually Paid ("CAP")
Net Income (Loss) ($ in millions)
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
-$10,000,000
12/22
12/23
12/24
-$392,000
$403,667
$1,443,400
-$5,489,000
$424,846
$473,112
$74,820,000
$1,891,455
$1,545,998
$708,724
Compensation Actually Paid to CEO (#1)
Compensation Actually Paid to CEO (#2)
Avg. Compensation Actually Paid to non-CEO NEOs
Net Income (Loss) ($ in millions)

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2024 about our common stock that may be issued pursuant to awards under our existing equity compensation plans.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,668,945		$4.36		1,046,472
Equity compensation plans not approved by security holders	—		—		—
Total	1,668,945	(1)	$4.36	(1)	1,046,472	(2)

(1)
As of December 31, 2024, there were 444,460 stock options outstanding with a weighted average exercise price of $4.36 and a weighted average term of 1.43 years, 806,985 RSUs outstanding and 417,500 PSUs outstanding under the 2011 Plan.
(2)
Consists of 293,888 shares available for issuance under our Employee Stock Purchase Plan and 752,584 shares available for issuance under the 2011 Plan.

Certain Relationships and Related Transactions

Related Party Transactions

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Based on our review of SEC filings and written representations from reporting persons that all reportable transactions were reported, the Company believes that during our fiscal year ended December 31, 2024, all Section 16(a) filing requirements were made on a timely basis, except that (a) certain withholdings to cover tax withholding obligations between January 1, 2024 and September 1, 2024 and a RSU grant on June 28, 2024 for Mr. Scarpulla were reported on September 10, 2024 and October 2, 2024, respectively, (b) Ms. Newquist’s grant of RSUs on June 28, 2024 was reported on October 1, 2024 and (c) each of Ms. Angelini, Mr. Kremen, Dr. Kuntz and Mr. Ousley had grants of RSUs on July 29, 2024, which were reported on October 23, 2024.

OTHER MATTERS

We do not intend to bring any matters before the Annual Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of

Identiv, Inc.

/s/ Justin Scarpulla

Justin Scarpulla

Chief Financial Officer and Secretary

Santa Ana, California

April 30, 2025

We will provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, this Proxy Statement, and the related proxy card. We will provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Identiv, Inc., 1900-B Carnegie Avenue, Santa Ana, CA 92705. The request must include a representation by the stockholder that, as of the Record Date, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.identiv.com.

APPENDIX A

DECLASSIFICATION AMENDMENT TO
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

1. Amend ARTICLE IX of the Certificate by deleting the first four paragraphs thereof and replacing them with the following:

ARTICLE IX

Subject to the rights of the holders of any outstanding series of Preferred Stock to elect additional directors under certain circumstances:

1.
The number of directors which constitute the entire Board of Directors shall be as specified in the bylaws of the Corporation.
2.
The Board of Directors shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III.
3.
Notwithstanding the foregoing, directors elected at the annual meeting of stockholders to be held in 2025 and at each annual meeting of stockholders thereafter shall serve for terms expiring at the next annual meeting of stockholders following their election and shall hold office until their respective successors have been elected and qualified or until their earlier resignation, removal or death.
4.
For the avoidance of doubt, effective as of the annual meeting of stockholders to be held in 2026 (or the first annual meeting of stockholders thereafter at which all directors elected by stockholders generally are elected for a one-year term expiring at the next succeeding annual meeting of stockholders), the division of the Board of Directors into classes shall terminate.

Subject to the rights of the holders of any series of Preferred Stock then outstanding with respect to any directors elected by the holders of such series, (i) any director serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause, and all other directors shall be removable either with or without cause, and (ii) the removal of any director, whether with or without cause, shall require the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class.

2. Amend the fifth paragraph of ARTICLE IX as follows:

~~Vacancies~~ Except as otherwise provided by applicable law, and subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by the affirmative vote of a majority of the remaining members of the Board of Directors then in office, although less than a quorum, ~~at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until~~ or by the sole remaining director, and any director so chosen shall serve for a term expiring at the next election of ~~the Class for which such director shall have been chosen and~~ directors and hold office until his or her successor ~~shall have~~ has been ~~duly~~ elected and qualified or until his or her earlier resignation, removal or death.

APPENDIX B

EXCULPATION AMENDMENT TO
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Amend ARTICLE VII as follows:

~~A director~~ To the fullest extent permitted by law, no director or officer (as such term is used in Section 102(b)(7) of the General Corporation Law of Delaware, as amended from time to time) of the Corporation shall ~~not~~ be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable.~~, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any action from which the director derived an improper personal benefit.~~

If the ~~Delaware~~ General Corporation Law of Delaware is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of a director or officer of the Corporation, without any further corporate action on the part of the Corporation, shall be eliminated or limited to the fullest extent permitted by the ~~Delaware~~ General Corporation Law of Delaware, as so amended.

Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.~~:~~

# IDENTIV

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark and sign your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71402-P30793

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD SHOULD BE SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

**IDENTIV, INC.**

**The Board of Directors recommends you vote "FOR" Proposal 1.**

**The Board of Directors recommends you vote "FOR" each of the director nominees in Proposal 2.**

2. Election of Directors

| Nominees: | For | Withhold |
|---|---|---|
| 2a. Laura Angelini | ☐ | ☐ |
| 2b. James E. Ousley | ☐ | ☐ |

**The Board of Directors recommends you vote "FOR" Proposals 3, 4 and 5.**

**NOTE:** In their discretion, the proxies (and their substitutes) are authorized to vote upon and transact such other business as may properly come before the meeting and any adjournments or postponements thereof, including, without limitation, procedural and other matters related to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nominee if any nominee named herein is unwilling or unable to, or for good cause will not, serve if elected.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or person.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

V71403-P30793

# IDENTIV, INC.
## Proxy for Annual Meeting of Stockholders
## June 10, 2025, 8:00 a.m., Pacific Time
## This proxy is solicited by the Board of Directors

The undersigned, revoking all prior proxies heretofore given, hereby appoints Kirsten Newquist and Justin Scarpulla, and each of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote all of the shares of Identiv, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held at 8:00 a.m., Pacific Time, on June 10, 2025, virtually at www.virtualshareholdermeeting.com/INVE2025, and any adjournments or postponements thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted as to all shares of the undersigned "FOR" each of the director nominees in Proposal 2 and "FOR" Proposals 1, 3, 4 and 5.**

**Continued and to be signed on reverse side**